                                                                    EXHIBIT 25.2

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                _______________

                                   FORM T-1
                      STATEMENT OF ELIGIBILITY UNDER THE

                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                         DESIGNATED TO ACT AS TRUSTEE
                                _______________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                       PURSUANT TO SECTION 305(b)(2)
                                _______________

                 NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                  58-0193243
                     (I.R.S. employer identification no.)


600 Peachtree Street, N.W.
Suite 900
Atlanta, Georgia                                                           30308
(Address of principal executive offices)                              (Zip Code)

                                ---------------

                               John T. Henderson
                 NationsBank of Georgia, National Association
                              Area Administration
                              6000 Feldwood Road
                         College Park, Georgia  30349
                                 (404)774-6074
           (Name, Address and telephone number of agent for service)

                                ---------------

                                with a copy to:
                 NationsBank of Georgia, National Association
                                Corporate Trust
                        600 Peachtree Street, Suite 900
                               Atlanta, GA 30308

                                ---------------

                      THE BANK OF NEW YORK COMPANY, INC.
              (Exact name of obligor as specified in its charter)

              New York                                 13-2614959
    (State or other jurisdiction                     (IRS employer
  of incorporation or organization)               identification no.)

                                48 Wall Street
                           New York, New York 10286
                                (212) 495-1784
           (Name, address, including zip code, and telephone number,
              including area code, of principal executive office)

                           ------------------------

                                Debt Securities

                      (Title of the indenture securities)

              --------------------------------------------------

1.  General information.
    -------------------

    Furnish the following information as to the trustee--

    (a) Name and address of each examining or supervising authority to which it is subject.

         The Comptroller of the Currency,
         Washington, D.C.

         Federal Reserve Bank of Atlanta
         104 Marietta Street, N.W.
         Atlanta, Georgia

         Federal Deposit Insurance Corporation
         Washington, D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with obligor.
    -------------------------

    If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16. List of Exhibits.
    ----------------

    List below all exhibits filed as a part of this statement of eligibility.

    (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

    (2) A copy of the certificate of authority of the trustee to commence business.

    (3) A copy of the authorization of the trustee to exercise corporate trust powers.

    (4)  A copy of the existing by-laws of the trustee, as amended to date. (See
         Exhibit 4 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

    (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

    (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 26th day of July, 1995.

                                                NATIONSBANK OF GEORGIA,
                                                 NATIONAL ASSOCIATION


                                                By: /s/ Sandra Carreker    .
                                                    ------------------------
                                                        Sandra Carreker
                                                        Vice President

                             EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE


        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of The Bank of New York Company, Inc., Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                NATIONSBANK OF GEORGIA,
                                                 NATIONAL ASSOCIATION


                                                By: /s/ Sandra Carreker    .
                                                    ------------------------
                                                        Sandra Carreker
                                                        Vice President

                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 26th day of July, 1995.


                                                NATIONSBANK OF GEORGIA,
                                                 NATIONAL ASSOCIATION


                                                By: ____________________________
                                                        Sandra Carreker
                                                        Vice President

                             EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE


        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of The Bank of New York Company, Inc., Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                NATIONSBANK OF GEORGIA,
                                                 NATIONAL ASSOCIATION


                                                By: ____________________________
                                                        Sandra Carreker
                                                        Vice President

                             EXHIBIT 2 TO FORM T-1

____________________________________________________________
Comptroller of the Currency
Administrator of National Banks


____________________________________________________________
Washington, D.C.  20219


                                  CERTIFICATE


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "NationsBank of Georgia, National Association", Atlanta, Georgia, (Charter No. 13068), a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                IN TESTIMONY WHEREOF, I have

                                hereunto subscribed my name

                                and caused my seal of office

                                to be affixed to these presents

                                at the Treasury Department, in

                                the City of Washington and District

                                of Columbia, this 27th day of

                                October, 1994.



                                       /s/ Eugene A. Ludwig
                                ----------------------------------
                                   Comptroller of the Currency

                             EXHIBIT 3 TO FORM T-1

____________________________________________________________
Comptroller of the Currency
Administrator of National Banks


____________________________________________________________
Washington, D.C.  20219




                       Certification of Fiduciary Powers
                       ---------------------------------


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "NationsBank of Georgia, National Association", Atlanta, Georgia, (Charter No. 13068), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                                IN TESTIMONY WHEREOF, I have

                                hereunto subscribed my name

                                and caused my seal of Office

                                of the Comptroller of the

                                Currency to be affixed to these

                                presents at the Treasury

                                Department, in the City of

                                Washington and District of

                                Columbia, this 27th day of

                                October, 1994.


                                       /s/ Eugene A. Ludwig
                                ----------------------------------
                                   Comptroller of the Currency

                             EXHIBIT 7 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks

                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NationsBank of Georgia, N.A. of Atlanta, in the state of Georgia, at the close of business on March 31, 1995 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 13281, Comptroller of the Currency, Atlanta District.

Statement of Resources and Liabilities

                                               Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin..........    1,128,080.
Securities:
    Held-to-maturity securities.............................    2,262,634.
    Available-for-sale securities...........................    1,308,325.

Federal funds sold and securities purchased under
agreements to resell in domestic offices of the
bank and of its Edge and Agreement subsidiaries,
and in IBFs:
    Federal funds sold......................................    1,175,519.
    Securities purchased under agreements to resell.........            0.
Loans and lease financing receivables:
    Loans and leases, net of unearned income...  11,197,495.
    LESS: Allowance for loan and lease losses..     149,163.
    Loans and leases, net of unearned income,
    allowance, and reserve..................................   11,048,332.
Assets held in trading accounts.............................        7,784.
Premises and fixed assets (including capitalized
leases).....................................................      185,266.
Other real estate owned.....................................        6,488.
Customers' liability to this bank on acceptances
outstanding.................................................      179,425.
Intangible assets...........................................       37,560.
Other assets................................................      142,908.
Total assets................................................   17,482,321.

LIABILITIES
Deposits:
    In domestic offices........................................   8,191,638.
    Noninterest-bearing.....................     2,580,191.
    Interest-bearing........................     5,611,447.

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
    Federal funds purchased...................................    6,102,427.
    Securities sold under agreements to repurchase............      543,310.
Demand notes issued to the U.S. Treasury......................       33,544.
Trading Liabilities...........................................          220.
Other borrowed money:
    With original maturity of one year or less................      266,734.
    With original maturity of more than one year..............          459.
Bank's liability on acceptances executed and outstanding......      179,425.
Subordinated notes and debentures.............................      270,000.
Other liabilities.............................................      811,659.
Total liabilities.............................................   16,399,416.

                         EQUITY CAPITAL
Common stock..................................................       97,747.
Surplus.......................................................      232,803.
Undivided profits and capital reserves........................      768,949.
Less: Net unrealized gains (losses) on available-for-sale
securities....................................................      (16,594)
Total equity capital..........................................    1,082,905.
Total liabilities, limited-life preferred stock, and equity
capital.......................................................   17,482,321.

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


    James R. Lientz
   Harold A. Dawson     Directors
    L.L Gellerstedt